PAYDEN & RYGEL INVESTMENT GROUP

                 SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 2000

UNDER THE SECTION ENTITLED "HOW TO REDEEM SHARES" (PROSPECTUS, PAGE 9), A NEW SUB-SECTION ENTITLED "REDEMPTION FEE" IS ADDED AT THE END OF THE SECTION AS
FOLLOWS:

        "REDEMPTION FEE: EFFECTIVE SEPTEMBER 15, 2000, YOU WILL BE CHARGED A REDEMPTION FEE EQUAL TO 1% OF THE VALUE OF THE SHARES BEING REDEEMED, IF YOU REDEEM SHARES OF THE WORLD TARGET TWENTY FUND WITHIN 60 DAYS OF PURCHASE OF THE SHARES. REDEMPTIONS ARE ON A FIRST-IN, FIRST-OUT BASIS. THE REDEMPTION FEE DOES NOT APPLY TO SHARES ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS."

             THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JULY 1, 2000